POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, Southern New England Telecommunications Corporation, a Connecticut corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, and holds the office, or offices, in the Corporation herein below indicated under his or her name;

    NOW, THEREFORE, the undersigned, and each of them, hereby constitutes and appoints Donald R. Shassian their attorney-in-fact for them and in their name, place and stead, and in each of their offices and capacities with the Corporation, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do, if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 12th day of March 1997.




Principal Executive Officer:                  Directors:



/s/ Daniel J. Miglio
    Daniel J. Miglio
Chairman, President,
Chief Executive Officer
and Director
                                             /s/ William F. Andrews
                                                 William F. Andrews, Director



                                             /s/ Richard H. Ayers
                                                 Richard H. Ayers, Director



                                             /s/ Zoe Baird
                                                 Zoe Baird, Director


                                             /s/ Robert L. Bennett
                                                 Robert L. Bennett, Director


                                             /s/ Barry M. Bloom
                                                 Barry M. Bloom, Director


                                             /s/ Frank J. Connor
                                                 Frank J. Connor, Director


                                             /s/ William R. Fenoglio
                                                 William R. Fenoglio, Director


                                             /s/ James R. Greenfield
                                                 James R. Greenfield, Director


                                             /s/ Ira D. Hall
                                                 Ira D. Hall, Director



                                             /s/ Burton G. Malkiel
                                                 Burton G. Malkiel, Director


                                             /s/ Frank R. O'Keefe, Jr.
                                                 Frank R. O'Keefe, Jr., Director




                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS,   Southern   New   England   Telecommunications

Corporation, a Connecticut corporation (hereinafter  referred to  as the "Corporation"), proposes to file shortly with  the

Securities  and Exchange Commission, under the provisions  of the  Securities Exchange Act of 1934, as amended,  an  annual report on Form 10-K; and



   WHEREAS, the undersigned is a director of the Corporation;



    NOW,  THEREFORE, the undersigned hereby  constitutes  and

appoints Donald R. Shassian her attorney-in-fact for her  and in her name, place and stead, and in her capacity as director of  the  Corporation, to execute and file such annual report,

and   thereafter  to  execute  and  file  any  amendment   or

amendments  thereto,  hereby  giving  and  granting  to  said attorney full power and authority to do and perform each  and every act and thing whatsoever requisite and necessary to  be done in and about the premises, as fully, to all intents  and purposes, as the undersigned might or could do, if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause  to be done, by virtue hereof.



   IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 17th day of March 1997.






                             /s/ Claire L. Gaudiani
                                 Claire L. Gaudiani, Director